Allstate Life Insurance Company Of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated November 2, 2006 to

The Consultant Accumulator Variable Universal Life Prospectus

The Consultant Protector Variable Universal Life Prospectus

This supplement amends certain disclosures contained in the above-referenced prospectuses for certain variable universal life policies issued by Allstate Life Insurance Company of New York.

Name Change

Legg Mason Partners Variable High Yield Bond Portfolio – Class I

Allstate Life Insurance Company of New York has received notice the Legg Mason Partners Variable High Yield Bond Portfolio – Class I changed its name to the Legg Mason Partners Variable Global High Yield Bond Portfolio – Class I effective 9/01/06. We have changed the name of the corresponding Variable Sub-account to reflect the change in the underlying Portfolio. There has been no change in the fund’s investment advisor, investment objective or investment policies as a result of the name change.

AIM V.I. Demographic Trends Fund – Series I reorganization

Lincoln Benefit Life Company has received notice that the shareholders of the AIM V.I. Demographic Trends Fund – Series I approved the reorganization of the AIM V.I. Demographic Trends Fund – Series I Portfolio into the AIM V.I. Capital Appreciation Fund – Series I Portfolio.

On or around November 3, 2006 (“Conversion Date”), the AIM V.I. Demographic Trends Fund – Series I Portfolio will be merged into the AIM V.I. Capital Appreciation Fund – Series I Portfolio. To reflect the change in the underlying Portfolio, we will transfer any Policy Value you have in the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account into the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account. Policy owners will receive a confirmation of the transaction reflecting this change.

AIM Advisors, Inc. is the investment adviser for the AIM V.I. Capital Appreciation Fund – Series I Portfolio. The investment objective for this Portfolio is growth of capital.

If you currently have allocations made to the AIM V.I. Demographic Trends Fund – Series I Variable Sub-account through automatic additions, automatic portfolio rebalancing or dollar cost averaging programs, any future allocations will be made to the AIM V.I. Capital Appreciation Fund – Series I Variable Sub-account as of the Conversion Date.

Correction To Number of Investment Choices You May Invest In

The second sentence of question 5 in the Summary section (page 3) of your prospectus is deleted and replaced with the following:

You may invest in up to twenty one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account.

The second paragraph of the sub-section “Allocation of Premium” in the Purchase of Policy and Premiums section (page 12) is deleted and replaced with the following:

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

The first sentence of the second paragraph in the “General” sub-section of the Transfers section (page 13) is deleted and replaced with the following:

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option.

If you would like information on how to transfer to another investment alternative, or how to make a change to your current allocations, please contact your financial representative or call our Customer Service Center at 1-800-268-5619.

For future reference, please keep this supplement together with your prospectus.